UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 30, 2015

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414

(Commission

File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 30, 2015, W&T Offshore, Inc. (the “Company”) entered into the Third Amendment to the Fifth Amended and Restated Credit Agreement, dated effective as of October 30, 2015, by and among the Company, as borrower, the various institutions parties thereto, as lenders, Toronto Dominion (Texas) LLC, individually and as agent for the lenders, and the issuers of letters of credit parties thereto, as issuers (the “Third Amendment”). The Third Amendment amended the Company’s Fifth Amended and Restated Credit Agreement, dated as of November 8, 2013 (as previously amended, and as further amended by the Third Amendment, the “Revolving Credit Agreement”), as follows:

•	Eliminated the maximum Leverage Ratio.

•	Eliminated the minimum Interest Coverage Ratio.

•	Revised the First Lien Leverage Ratio from 2.50:1.00 to 1.50:1.00 effective for the third quarter of 2015.

•	Maintained the minimum Current Ratio requirement of 0.75:1.00 through the fourth quarter of 2015 and maintained increasing the ratio to 1.00:1.00 in the first quarter of 2016.

•	Maintained the maximum Secured Debt Leverage Ratio requirement at 3.50:1.00.

•	Permitted uncapped bond and term loan repurchases subject to:

•	the revolver loan balance outstanding being $0, after giving effect to such repurchases;

•	having a minimum borrowing base of $200 million;

•	having a maximum outstanding letters of credit balance of $100 million;

•	having no Event of Default having occurred or being continuing; and

•	having no Borrowing Base Deficiency occurred, being continuing or resulting therefrom.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the agreement, which is attached to the Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein. Capitalized terms used but not defined above have the meanings given to them in the Revolving Credit Agreement.

After the fall of 2015 redetermination, the borrowing base was set at $350.0 million effective on October 30, 2015.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above hereby is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits to this report are listed in the Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: November 5, 2015	By:	/s/ John D. Gibbons
John D. Gibbons
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Third Amendment to the Fifth Amended and Restated Credit Agreement, dated as of October 30, 2015, by and among W&T Offshore, Inc., Toronto Dominion (Texas) LLC, as agent and the various agents and lenders party thereto.